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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                   FORM 8-K/A



                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



              Date of Report      February 12, 1996
                           ---------------------------------
                           (Date of Earliest Event Reported)



                        BEAUTICONTROL COSMETICS, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)



   DELAWARE                         0-14449                        75-2036343
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(State or Other                   (Commission                     (IRS Employer
Jurisdiction of                      File                        Identification
Incorporation)                      Number)                          Number)



      2121 MIDWAY, CARROLLTON, TEXAS                        75006
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(Address of Principal Executive Offices)                 (Zip Code)




(Registrant's Telephone Number, Including Area Code)         214-458-0601
                                                     --------------------------





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        (Former Name or Former Address, if Changed Since Last Report)








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Item 4.  Changes in Registrant's Certifying Accountant

         (a) On February 12, 1996, the Registrant dismissed Grant Thornton LLP as its auditors effective immediately, and appointed Ernst & Young as its auditors.

         (b) The decision to dismiss Grant Thornton LLP and appoint Ernst & Young as the new auditors was proposed by Management, recommended by the Audit Committee of the Board of Directors, and approved by the Board of Directors effective the same date (February 12, 1996).


         (c) The Registrant believes there were no disagreements with Grant Thornton LLP within the meaning of Instruction 4 of Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the Registrant's financial statements for the fiscal years ended November 30, 1995 and 1994 and the subsequent interim period preceding the dismissal, which disagreements if not resolved to their satisfaction would have caused Grant Thornton LLP to issue an adverse opinion or a disclaimer of opinion, and neither report contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.



         (d) During the two most recent fiscal years and the subsequent interim period preceding the dismissal, there have been no "reportable events" (as defined in Item 304 of Regulation S-K) with Grant Thornton LLP.



         (e) A letter from Grant Thornton LLP addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K/A. Such letter states that such firm agrees with the statements made by the Company in this Item 4.


Item 7.  Financial Statements and Exhibits

                 Exhibit 16 Letter from Grant Thornton LLP to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BeautiControl Cosmetics, Inc.


                                        By /s/ M. DOUGLAS TUCKER
                                           --------------------------------
                                           M. Douglas Tucker
                                           Senior Vice President-Finance
                                           And Chief Financial Officer
                                           (Principle Financial Officer)
                                           Treasurer and Secretary

                                           February 16, 1996
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                                   EXHIBIT
                                    INDEX



EXHIBIT
NUMBER
-------
 16 Letter dated February 16, 1996, from Grant Thornton LLP to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304(a)(3) of Regulation S-K.